UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 22, 2001



                        MEGA MICRO TECHNOLOGIES GROUP
       (Exact name of registrant as specified in charter)


     NEVADA                                       88-0287451
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     2887 North Green Valley Pkwy, Suite 380
     Henderson, Nevada                            89014
     (Address of Principal Executive Office)      (Zip Code)

                               (702) 260-0900
              (Registrant's Executive Office Telephone Number)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Not applicable.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable
ITEM 5.   OTHER EVENTS

      The Company announced in a press release (filed herewith) on February 22, 2001 that a major creditor has agreed to convert its $200,000 note, plus $23,222.48 in interest into MGGA common stock at a per share price of $0.50.

     In addition, MGGA has withdrawn a previous S-8 filing, whereby shares of common stock issued to a consultant and several officers were registered for resale. "In light of our inability to rely on our previous auditor's report, we were compelled to withdraw the registration to prevent any possible trading or investment decisions based on our prior audits," stated Mr. Embrogno.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7.   FINANCIAL STATEMENTS

     Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

     Not applicable.

EXHIBITS
99*  Press Release Dated February 22, 2001
______
*Filed herewith
                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEGA MICRO TECHNOLOGIES GROUP

                                          By/s/ Thomas Embrogno
                                            Thomas Embrogno, Jr, President


Date: February 22, 2000